SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

January 5, 2005 (December 29, 2004)
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Date of Report (Date of earliest event reported)

Zion Oil & Gas, Inc.
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(Exact name of registrant as specified in its charter)

Delaware
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(State or other jurisdiction of incorporation)
333-107042 (Commission File Number)	20-0065053 (IRS Employer Identification No.)

6510 Abrams Road, Suite 300, Dallas, TX 75231
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(Address of Principal Executive Offices)

Registrant's telephone number, including area code: 214-221-4610

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01: Entry into a Material Definition Agreement Drilling Contract.

On December 29, 2004, Zion signed a drilling contract with Lapidoth Israel Oil Prospectors Corp., Inc. the "contractor") for the re-entry and drilling of the Ma'anit #1 well on Zion's Ma'anit-Joseph License to a depth of between 4,000 and 5,000 meters. The contract provides for commencement of drilling on March 15, 2005, subject to extension if the rig has not been released by Givot Olam by February 1, 2005. The contract, based in large part on the International Association of Drilling Contractors 1998 - Form Daywork Drilling Contract - U.S., provides for the well to be drilled on a daywork basis with payment to the contactor at the rate of $14,000 per drilling day, and other scheduled rates for non-operating days. (We estimate that it will require 57 drilling days to reach target and conduct logging activities.) The contract also provides for a mobilization and de-mobilization fee of $100,000 each. We made a first payment of $60,000 to the contractor on December 30 on account of our obligations under the contract. An additional $40,000 payment on account will be due on February 15, 2005. The agreement provides that Zion open a segregated drilling account (the "drilling account") into which we must deposit $200,000 on account of certain of our obligations under the contract 14 days prior to mobilization of the rig and an additional $840,000 (sufficient to pay for 60 days of drilling time) prior to the commencement of drilling. Additional payments may have to be made into the drilling account in certain circumstances. The drilling account will be owned by us, but will be controlled by a Trustee nominated by us subject to approval of the contractor. Payment of uncontested invoices submitted by the contractor will be paid monthly from the drilling account. Funds remaining in the drilling account following settlement of all accounts due under the drilling contract will be returned to Zion. The drilling contract provides for a dispute resolution procedure for disputed invoices. If Zion does not commence drilling as provided in the drilling contract, other than as a result of the unavailability of the rig, the company will forfeit the $100,000 paid to the contractor on account. (Said funds may also be forfeited in the event of certain other material breaches by Zion.) Contractor and contractor's affiliates may provide additional services to us under the drilling contract, including cementing and logging services, at their standard rates in effect on Sept. 26, 2004. Zion has notified the Petroleum Commissioner of the entry into the drilling contract in accordance with the terms of its Ma'anit-Joseph License.

Item 3.02: Unregistered Sales of Equity Securities.

1. Issuance of common stock and warrants to U.S. purchasers. On December 31, 2004, we sold 53,750 shares of our common stock and E Warrants to purchase 21,500 shares of common stock to six investors residing in the U.S. for a total consideration of $215,000 in cash. The E Warrants are exercisable at $5.00 per share through December 31, 2006. None of the E Warrants have been exercised. No commissions was paid by the company in connection with the sales of these securities. The sales of these securities were made in reliance on Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") and Regulation D promulgated pursuant thereto, which provide for exemptions for transactions not involving a public offering. One of the purchasers is an existing holder of Zion's equity securities. Four of the investors are not "accredited" investors. Together with sales of securities on September 30, 2004 and November 1, 2004, we have sold securities to a total of 21 "non-accredited" investors. We have determined that all these purchasers of securities were sophisticated investors who had the financial ability to assume the risk of their total investment, acquired for their own account and not with a view to any distribution thereof to the public. The certificates evidencing all the securities above bear legends stating that the shares are not to be offered, sold or transferred other than pursuant to an effective registration statement under the Securities Act or an exemption from such registration requirements.

2. Issuance of common stock and warrants to foreign resident. On December 31, 2004, we sold 12,500 shares of our common stock and E Warrants to purchase 5,000 shares of common stock to an investor residing outside the U.S. for a total consideration of $50,000 in cash. The E Warrants are exercisable at $5.00 per share through December 31, 2006. None of the E Warrants have been exercised. No commissions was paid by the company in connection with the sales of these securities. The sales of these securities were made in reliance on Regulation S promulgated pursuant the Securities Act, which provides for an exemptions for offers deemed to occur outside of the United States. The certificates evidencing all the securities above bear legends stating that the shares are not to be offered, sold or transferred other than pursuant to an effective registration statement under the Securities Act or an exemption from such registration requirements.

3. Exercise of Warrants. During the three months period ending December 31, 2004, four of our shareholders exercised their rights under their outstanding warrants to purchase 102,500 shares of common stock for cash consideration of $153,750 . In addition, two of our executive officers, three persons associated with one of our executive officers and one consultant to the company exercised rights under outstanding warrants to purchase 96,686 shares of common stock in exchange of debt owned by the company to the executive officers and the consultant in the amount of $114,196. The sales of these securities were made in reliance upon Section 4(2) of the Securities Act, which provides exemptions for transactions not involving a public offering. All purchasers were existing stockholders of the company and the shares purchased were purchased by way of warrants held that were acquired in connection with the prior purchase or purchases of common or preferred stock or in consideration of the extending of credit or the provision of services to the company. The certificates evidencing the securities purchased bear legends stating that the shares are not to be offered, sold or transferred other than pursuant to an effective registration statement under the Securities Act or an exemption from such registration requirements.

Item 3.03: Material Modifications of Rights of Security Holders.

On December 30, 2004, the company extended by 31 days the last day on which its unexercised A Warrants and B Warrants could be exercised from December 31, 2004 to January 31, 2005. Affected by this extension were A Warrants for the purchase of 293,834 shares of the company's common stock at $1.00 per share and B Warrants for the purchase of 257,000 shares of common stock at $1.50 per share.

Item 5.02: Resignation of Director

On December 30, 2004, Ralph F. DeVore resigned as a director. The company believes that the resignation resulted primarily over concerns about religious beliefs and practices previously expressed by Mr. DeVore to the executive officers of the company. The letter of resignation and related correspondence is attached as an exhibit to this report.

Item 9.01: Exhibits

Exhibit Index

17.1(i) Resignation letter of Ralph F. DeVore dated December 30, 2004.

17.1(ii) Correspondence referenced in letter of resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto dully authorized.

Date: January 5, 2005

By: /s/ E. A. SOLTERO

Eugene A. Soltero

President & CEO